Exhibit 99.1

FOXO Technologies Announces Issue Notification from USPTO for a Patent Leveraging Machine Learning Approaches to Enable the Commercialization of Epigenetic Biomarkers

Builds on Notices of Allowance Previously Issued by the USPTO
for Two Related Patents Leveraging the Same Approaches

MINNEAPOLIS — October 13, 2023 – FOXO Technologies Inc. (NYSE American: FOXO) (“FOXO” or the “Company”), a leader in the field of commercializing epigenetic biomarker technology, today announced that the United States Patent & Trademark Office (USPTO) has provided an Issue Notification for a key patent utilizing a machine learning model trained to determine a biochemical state and/or medical condition using DNA epigenetic data to enable the commercialization of epigenetic biomarkers. Previously, the USPTO had issued Notices of Allowance to the Company for two related patents and the Company awaits Issue Notification for the second allowed patent.

The first patent, for which the Company has received an Issue Notification, aids in practical applications of the technology that include generating epigenetic biomarkers. On occasion, epigenetic data may be missing or unreliable because a specific DNA site may not have been assayed or was unreliably measured. The patent allows the use of machine learning estimators to “fill in” the missing or unreliable epigenetic values at specific loci.

The second patent, for which the Company received a Notice of Allowance, leverages machine learning to estimate aspects about an individual’s health, such as disease states, biomarker levels, drug use, health histories, and factors used to underwrite mortality risk. Commercial applications for this patent may include a potential AI platform for the delivery of health and well-being data-driven insights to individuals, healthcare professionals and third-party service providers, life insurance underwriting, clinical testing, and consumer health.

To support these patents, the Company has generated epigenetic data for over 13,000 individuals through internally sponsored research and external research collaborations. Pairing these data with broad phenotypic information is expected to help drive product development as demonstrated in the Company’s patent claims.

Mark White, Interim CEO of FOXO Technologies, stated, “As a pioneer in epigenetic biomarker discovery and commercialization, FOXO Technologies is dedicated to harnessing the power of epigenetics and artificial intelligence to provide data-driven insights that foster optimal health and longevity for individuals and organizations alike. With a strong commitment to improving the quality of life and promoting well-being, FOXO Technologies stands at the forefront of innovation in the biotechnology industry, with plans to leverage AI technology in order to expand into additional commercial markets.”

“The newly granted patent underscores FOXO Technologies’ position as a leader in the convergence of biotechnology and artificial intelligence. It represents a significant milestone in the Company’s mission to extend and enhance human life through advanced diagnostics, therapeutic solutions, and lifestyle modifications. Moreover, by combining the fields of epigenetics and artificial intelligence, FOXO Technologies’ pioneering approach sets a new standard for personalized healthcare. This patent represents a significant step forward in developing innovative tools that empower individuals and healthcare professionals to make informed decisions about health and well-being.”

Nichole Rigby, Director of Bioinformatics & Data Science at FOXO Technologies, further noted, “The granting of these patents reaffirms our commitment to pushing the boundaries to bring together biotechnology and AI. We eagerly anticipate the transformative impact of this technology on health solutions, paving the way for healthier and longer lives for everyone.”

About FOXO Technologies Inc. (“FOXO”)

FOXO, a technology platform company, is a leader in epigenetic biomarker discovery and commercialization focused on commercializing longevity science through products and services that serve multiple industries. FOXO’s epigenetic technology applies AI to DNA methylation to identify molecular biomarkers of human health and aging. For more information about FOXO, visit www.foxotechnologies.com. For investor information and updates, visit https://foxotechnologies.com/investors/.

Forward-Looking Statements

This press release contains certain forward-looking statements for purposes of the “safe harbor” provisions under the United States Private Securities Litigation Reform Act of 1995. Any statements other than statements of historical fact contained herein, including statements as to future results of operations and financial position, planned products and services, business strategy and plans, objectives of management for future operations of FOXO, market size and growth opportunities, competitive position and technological and market trends, are forward-looking statements. Such forward-looking statements include, but not limited to, expectations, hopes, beliefs, intentions, plans, prospects, financial results or strategies regarding FOXO; the future financial condition and performance of FOXO and the products and markets and expected future performance and market opportunities of FOXO. These forward-looking statements generally are identified by the words “anticipate,” “believe,” “could,” “expect,” “estimate,” “future,” “intend,” “strategy,” “may,” “might,” “strategy,” “opportunity,” “plan,” project,” “possible,” “potential,” “project,” “predict,” “scales,” “representative of,” “valuation,” “should,” “will,” “would,” “will be,” “will continue,” “will likely result,” and similar expressions, but the absence of these words does not mean that a statement is not forward-looking. Forward-looking statements are predictions, projections and other statements about future events that are based on current expectations and assumptions and, as a result, are subject to risks and uncertainties. Many factors could cause actual future events to differ materially from the forward-looking statements in this press release, including but not limited to: (i) the risk of changes in the competitive and highly regulated industries in which FOXO operates, variations in operating performance across competitors or changes in laws and regulations affecting FOXO’s business; (ii) the ability to implement FOXO’s business plans, forecasts, and other expectations; (iii) the ability to obtain financing if needed; (iv) the ability to maintain its NYSE American listing; (v) the risk that FOXO has a history of losses and may not achieve or maintain profitability in the future; (vi) potential inability of FOXO to establish or maintain relationships required to advance its goals or to achieve its commercialization and development plans; (vii) the enforceability of FOXO’s intellectual property, including its patents and the potential infringement on the intellectual property rights of others; and (viii) the risk of downturns and a changing regulatory landscape in the highly competitive biotechnology industry or in the markets or industries in which FOXO’s prospective customers operate. The foregoing list of factors is not exhaustive. Readers should carefully consider the foregoing factors and the other risks and uncertainties discussed in FOXO’s most recent reports on Forms 10-K and 10-Q, particularly the “Risk Factors” sections of those reports, and in other documents FOXO has filed, or will file, with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. Forward-looking statements speak only as of the date they are made. Readers are cautioned not to put undue reliance on forward-looking statements, and FOXO assumes no obligation and does not intend to update or revise these forward-looking statements, whether as a result of new information, future events, or otherwise.

Contact:

Crescendo Communications, LLC
(212) 671-1020
foxo@crescendo-ir.com

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